              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 19, 2002

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

              1-3305                                     22-1109110
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     (Commission File Number)               (I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ                 08889-0100
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      (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (908) 423-1000
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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99(a)       Press release issued                    Filed with
                         July 19, 2002 regarding                 this document
                         earnings for second quarter

     Exhibit 99(b)       Certain supplemental information        Filed with
                         not included in the press release       this document

Item 9. Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on July 19, 2002, attached as Exhibit 99(a), regarding earnings for second quarter. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b). This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MERCK & CO., Inc.




Date:  July 19, 2002                              By: /s/ Debra A. Bollwage
                                                      --------------------------
                                                      DEBRA A. BOLLWAGE
                                                      Assistant Secretary
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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------
 99(a)   Press release issued July 19, 2002
         regarding earnings for second quarter

 99(b)   Certain supplemental information not
         included in the press release